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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 22, 2003



                            LENNOX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


              Delaware                                001-15149                             42-0991521
    (State or other jurisdiction              (Commission File Number)           (IRS Employer Identification No.)
          of incorporation)


               2140 Lake Park Blvd.
                Richardson, Texas                           75080
     (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (972) 497-5000


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Item 9.  Regulation FD Disclosure.

         The following information is intended to be furnished under Item 12, "Results of Operations and Financial Condition," but is instead being furnished pursuant to Item 9 in accordance with the interim guidance contained in Securities Exchange Commission Release No. 33-8216. On July 22, 2003, Lennox International Inc. (the "Company") issued a press release announcing its financial results for the second quarter of 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LENNOX INTERNATIONAL INC.


Date:  July 22, 2003            By:   /s/ Richard A. Smith
                                   ---------------------------------------------
                                Name:  Richard A. Smith
                                Title: Executive Vice President, Chief Financial
                                       Officer and Treasurer


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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER             DESCRIPTION
------             -----------

99.1         --    Press release dated July 22, 2003 issued by Lennox International Inc.
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